SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 7, 2003

Lexington Precision Corporation

(Exact name of Registrant as specified in its charter)

Delaware	0-3252	22-1830121

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, New York, NY	10017

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 319-4657

(Former name or former address, if changed since last report)

Item 5.	Other Events

On March 7, 2003, Lexington Precision Corporation issued a press release announcing that it is amending the terms of its exchange offer with respect to its 12¾% Senior Subordinated Notes due February 1, 2000 and extending the expiration date from March 7, 2003 to 5:00 p.m., New York City time, on March 20, 2003, unless further extended. Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the amendment of the terms of the exchange offer and the extension of the expiration date.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit 4.1

Form of Indenture between Lexington Precision Corporation and Wilmington Trust Company, as Trustee (incorporated by reference to Exhibit T3C to the registrant’s Form T-3 filed with the Securities and Exchange Commission on March 7, 2003 (the “T-3”)).

	Exhibit 4.2	Form of Warrant (incorporated by reference to Exhibit T3E.6 to the T-3).

	Exhibit 99.1	Press release dated March 7, 2003.

	Exhibit 99.2	Amended Offering Circular dated March 7, 2003 (incorporated by reference to Exhibit T3E.1 to the T-3).

	Exhibit 99.3	Letter of Transmittal (incorporated by reference to Exhibit T3E.3 to the T-3).

	Exhibit 99.4	Notice of Guaranteed Delivery (incorporated by reference to Exhibit T3E.5 to the T-3).

	Exhibit 99.5	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies, and Other Nominees (incorporated by reference to Exhibit T3E.7 to the T-3).

	Exhibit 99.6	Form of Letter to Clients for Use by Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated by reference to Exhibit T3E.8 to the T-3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 7, 2003	LEXINGTON PRECISION CORPORATION

By:

Warren Delano President

EXHIBIT INDEX

Exhibit Number	Exhibit Name
99.1	Press release dated March 7, 2003